UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 8, 2010

GREENHOUSE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-156611	26-2903011
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5171 Santa Fe Street, Suite I San Diego, California	92109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (858) 273-2626

Copies to:
Peter Campitiello, Esq.
Tarter Krinsky & Drogin LLP
1350 Broadway
New York, New York 10018
Tel: 212-216-8085
Fax: 212-216-8001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Current Report on Form 8-K/A amends the Current Report originally filed on September 14, 2010.  The purpose of this amendment is to include the audited, reviewed and pro forma financial statements of Life Protection, Inc. and the Registrant.

Item 1.01.	Entry into a Material Definitive Agreement.
Item 2.01.	Completion of Acquisition or Disposition of Assets.

Acquisition of Life Protection, Inc.

On September 8, 2010, the Registrant and its wholly-owned subsidiary, Green House Holdings, Inc. consummated the acquisition of Life Protection, Inc., a North Carolina corporation (“Life Protection”) whereby the Registrant acquired all of the capital stock of Life Protection in exchange for an aggregate of 1,118,750 shares of the Registrant's newly issued shares of common stock, par value $.001 per share (the “Exchange Shares”).  Also on September 8, 2010, the Registrant executed an Addendum to the Agreement and Plan of Share Exchange executed on July 21, 2010 whereby the Registrant and Billy C. Jones agreed not to acquire Jones’ one percent (1%) membership interest in LPI-R.O.A.D.House LLC, a North Carolina limited liability company.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10.1
Addendum to the Agreement and Plan of Share exchange by and among GreenHouse Holdings, Inc., Green House Holdings, Inc., Life Protection, Inc. and certain shareholders of Life Protection Inc. and Billy C. Jones. (1)

99.1	Press Release dated September 9, 2010 (1)

99.2	Audited Consolidated Financial Statements of Life Protection, Inc. and Subsidiary as of and for the years ended December 31, 2009 and 2008 *

99.3	Unaudited Consolidated Financial Statements of Life Protection, Inc. and Subsidiary as of and for the six months ended June 30, 2010 and 2009 *

99.4	Pro Forma Balance Sheet and Statement of Operations for GreenHouse Holdings, Inc. and Life Protection, Inc. as of and for the six months ended June 30, 2010 *

(1)  Incorporated by reference the Registrant’s Form 8-K filed on September 14, 2010.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 5, 2011	GREENHOUSE HOLDINGS, INC.

	By:	/s/ John Galt
Name: John Galt
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Addendum to the Agreement and Plan of Share exchange by and among GreenHouse Holdings, Inc., Green House Holdings, Inc., Life Protection, Inc. and certain shareholders of Life Protection Inc. and Billy C. Jones. (1)

99.1	Press Release dated September 9, 2010 (1)

99.2	Audited Consolidated Financial Statements of Life Protection, Inc. and Subsidiary as of and for the years ended December 31, 2009 and 2008 *

99.3	Unaudited Consolidated Financial Statements of Life Protection, Inc. and Subsidiary as of and for the six months ended June 30, 2010 and 2009 *

99.4	Pro Forma Balance Sheet and Statement of Operations for GreenHouse Holdings, Inc. and Life Protection, Inc. as of and for the six months ended June 30, 2010 *

(1)  Incorporated by reference the Registrant’s Form 8-K filed on September 14, 2010.

* Filed herewith.